EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Directors:

Prime Nutrisource, Inc., Nugale Pharmaceutical, Inc. and Prime Nutrisource, Inc. (New Jersey)

Scarborough, Ontario, Canada

We have audited the accompanying combined balance sheets of Prime Nutrisource, Inc., Nugale Pharmaceutical, Inc. and Prime Nutrisource, Inc. (New Jersey) (collectively, the “Company”) as of December 31, 2013 and 2012, and the related combined statements of operations and comprehensive income, shareholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prime Nutrisource, Inc., Nugale Pharmaceutical, Inc. and Prime Nutrisource, Inc. (New Jersey) as of December 31, 2013 and 2012, and the related results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ MaloneBailey, LLP

www.malone-bailey.com

Houston, Texas

February 26, 2015

1

PRIME CORPORATIONS
COMBINED BALANCE SHEETS

	9/30/2014	12/31/2013	12/31/2012
	(unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	954,866	976,577	1,083,078
Accounts receivable	1,092,920	1,532,343	1,380,412
Inventory	2,841,828	2,571,960	866,825
Prepaid expenses	30,308	6,695	-

Total Current Assets	4,919,922	5,087,575	3,330,315

Property and equipment, net	3,139,694	3,299,686	3,188,741
Intangibles, net	154,415	179,019	-

Total Assets	8,214,031	8,566,280	6,519,056

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	1,962,764	1,902,011	1,192,705
Accrual salary	282,819	-	-
Income tax payable	1,552,730	1,181,914	456,691
Deferred revenue	139,387	118,360	21,749
Advances from related parties	152,325	166,827	474,941
Short term debt	47,796	49,871	64,846

Total Current Liabilities	4,137,821	3,418,983	2,210,932

Long term debt	601,436	664,946	649,027

Total Liabilities	4,739,257	4,083,929	2,859,959

Stockholders' Equity
Prime Nutrisource Inc.
Class A preferred stock, no par value;
unlimited number of shares authorized;
0 shares issued and outstanding	-	-	-
Common stock, no par value;
unlimited number of shares authorized;
100 shares issued and outstanding	85	85	85
NuGale Pharmaceutical Inc.
Class A preferred stock, no par value;
unlimited number of shares authorized;
0 shares issued and outstanding	-	-	-
Common stock, no par value;
unlimited number of shares authorized;
100 shares issued and outstanding	-	-	-
Retained earnings	3,876,892	4,717,781	3,587,855
Other comprehensive income (loss)	(402,203)	(235,515)	71,157

Total Shareholders' Equity	3,474,774	4,482,351	3,659,097

Total Liabilities and Shareholders' Equity	8,214,031	8,566,280	6,519,056

The accompanying notes are an integral part of these combined financial statements.

2

PRIME CORPORATIONS
COMBINED INCOME STATEMENT

	For the nine months ended September 30,		For the year ended December 31,
	2014	2013	2013	2012
	(unaudited)	(unaudited)
Revenue
Product sales, net	9,716,706	10,055,675	12,793,902	9,119,694
Service revenue	33,894	25,904	35,001	40,568

Total revenues	9,750,600	10,081,579	12,828,903	9,160,262

Cost of sales	5,501,726	4,421,509	6,004,161	5,119,081

Gross profit	4,248,874	5,660,070	6,824,742	4,041,181

Operating expenses
Selling expenses	227,227	239,438	326,288	330,007
Depreciation and amortization expense	234,814	206,473	284,200	234,852
General and administrative expenses	1,983,868	1,777,088	2,308,447	1,893,394

Total operating expenses	2,445,909	2,222,999	2,918,935	2,458,253

Income from operations	1,802,965	3,437,071	3,905,807	1,582,928

Other income (expenses)
Other income (expenses)	(19,517)	(20,285)	(10,696)	(21,722)
Interest expense	(26,761)	(48,004)	(53,603)	(40,164)

Total other income (expenses)	(46,278)	(68,289)	(64,299)	(61,886)

Net Income before Tax	1,756,687	3,368,782	3,841,508	1,521,042

Income tax	765,688	816,650	882,750	363,798

Net income	990,999	2,552,132	2,958,758	1,157,244

Other Comprehensive Income

Foreign currency translation adjustments	(166,688)	(152,055)	(306,672)	60,130

Comprehensive income	824,311	2,400,077	2,652,086	1,217,374

Weighted average number of common shares outstanding
basic and diluted	200	200	200	200

Basic and diluted net income per share	4,955	12,761	14,794	5,786

The accompanying notes are an integral part of these combined financial statements.

3

PRIME CORPORATIONS
COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY

	Common Stock				Accumulated
	Prime Nutrisource Inc.		NuGale Pharmaceutical Inc.		Other
	Number of		Number of		Comprehensive	Retained
	Shares	Amount	Shares	Amount	Income	Earnings	Total

Balance, December 31, 2011	100	85	100	-	11,027	2,430,611	2,441,723

Foreign currency translation adjustment	-	-	-	-	60,130	-	60,130
Net income	-	-	-	-	-	1,157,244	1,157,244

Balance, December 31, 2012	100	85	100	-	71,157	3,587,855	3,659,097

Foreign currency translation adjustment	-	-	-	-	(306,672)	-	(306,672)
Owner withdrawal	-	-	-	-	-	(1,828,832)	(1,828,832)
Net income	-	-	-	-	-	2,958,758	2,958,758

Balance, December 31, 2013	100	85	100	-	(235,515)	4,717,781	4,482,351

Foreign currency translation adjustment	-	-	-	-	(166,688)	-	(166,688)
Owner withdrawal	-	-	-	-		(1,831,888)	(1,831,888)
Net income	-	-	-	-	-	990,999	990,999

Balance, September 30, 2014 (unaudited)	100	85	100	-	(402,203)	3,876,892	3,474,774

The accompanying notes are an integral part of these combined financial statements

4

PRIME CORPORATIONS
COMBINED STATEMENTS OF CASH FLOWS

	For the nine months ended September 30,		For the year ended December 31,
	2014	2013	2013	2012
	(unaudited)	(unaudited)
Cash Flows from Operating Activities:
Net Income	990,999	2,552,132	2,958,758	1,157,244
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	234,814	206,473	284,200	234,852
Gain on disposal of fixed assets	-	(13,244)	(13,162)	-
Bad debt expense	13,118	1,358	1,350	21,688
(Increase) decrease in assets:
Accounts receivable	370,195	(416,626)	(256,730)	21,433
Inventory	(384,525)	(1,545,600)	(1,832,104)	(88,939)
Prepayments and other current assets	(24,377)	-	(6,953)	-
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	142,722	359,434	820,956	(252,906)
Accrual salary	288,568	189,389	-	(102,985)
Tax payable	428,524	723,665	781,375	252,262
Deferred revenue	26,478	65,918	101,870	18,274

Net Cash Provided by Operating Activities	2,086,516	2,122,899	2,839,560	1,260,923

Cash Flows from Investing Activities:
Purchase of property and equipment	(194,124)	(675,526)	(666,340)	(470,946)
Purchase of intangible asset	-	-	(185,915)	-

Net Cash Used in Investing Activities	(194,124)	(675,526)	(852,255)	(470,946)

Cash Flows from Financing Activities:
Repayment to related parties	(354,863)	(1,132,615)	(1,524,892)	(1,974,427)
Advance from related parties	347,148	788,197	1,297,195	1,784,372
Principal payments on debt	(36,577)	(716,882)	(725,428)	(509,618)
Borrowing on debt	-	781,680	776,880	-
Owner withdrawal	(1,831,888)	(1,541,105)	(1,828,832)	-

Net Cash Used in Financing Activities	(1,876,180)	(1,820,725)	(2,005,077)	(699,673)

EFFECTS OF EXCHANGE RATE CHANGE IN CASH	(37,923)	(55,577)	(88,729)	22,710

Net Increase (Decrease) in Cash	(21,711)	(428,929)	(106,501)	113,014

Cash, beginning of year	976,577	1,083,078	1,083,078	970,064

Cash, end of year	954,866	654,149	976,577	1,083,078
	-	-	-	-
Supplemental Disclosure of cash flow information:
Cash paid during the year for:
Interest	26,761	48,004	53,603	40,164
Income taxes	380,810	51,015	55,980	102,651

Non-cash financing activities
Fixed asset in exchange for related party note	-	60,327	60,327	-

The accompanying notes are an integral part of these combined financial statements

5

Prime Corporations

Notes to the combined financial statements

Note 1 – Organization

Founded in 2005, Prime Nutrisource Inc. is a global importer, manufacturer, and supplier of raw ingredients, distributes to manufacturers and leading innovators in the nutritional supplement, beverage, cosmetic, and animal nutrition.

Founded in 2011, NuGale Pharmaceutical Inc. is a North American-based Good Manufacturing Practice (GMP) & site licensed manufacturing facility; as well NuGale has an National Sanitation Foundation (NSF) for Fport certification. NuGale Pharmaceutical was constructed as a custom built facility, engineered to meet the rigid prerequisites of both over the counter and Pharmaceutical requirements. From inception, we have continued to incorporate new equipment, technologies, and processes.

Founded in 2007 in New Jersey, USA, Prime Nutrisource Inc. does not have any operations.

On October 20, 2014, E-World USA Holding, Inc., a Nevada corporation, completed the acquisition of Prime Nutrisource, Inc., Prime Nutrisource, Inc. (New Jersey) and NuGale Pharmaceutical, Inc. (combined entities is refer here as “Prime Corporation”).

Note 2 – Significant Accounting Policies

Basis of Presentation and Fiscal year

These financial statements have been presented by the Company in accordance with accounting principles generally accepted in the United States and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

Principles of Consolidation

Our combined financial statements include the accounts of Prime Nutrisource Inc., Prime Nutrisource Inc, (New Jersey) and NuGale Pharmaceutical Inc., all of which are separately and wholly-owned by the same individual.

Use of Estimates and Assumptions in Preparing Financial Statements

The preparation of these financial statements in accordance with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses in the reporting period. The Company regularly evaluates estimates and assumptions related to recoverability of long-lived assets, and deferred income tax asset valuations. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between estimates and the actual results, future results of operations will be affected.

6

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. Cash and cash equivalents are comprised primarily of money market accounts and domestic bank accounts. To reduce its credit risk, the Company monitors the credit standing of the financial institutions that hold the Company’s cash and cash equivalents.

Accounts Receivable

Trade accounts receivable are periodically evaluated for collectability based on past credit history with customers and their current financial condition. Bad debts expense or write offs of receivables are determined on the basis of loss experience, known and inherent risks in the receivable portfolio and current economic conditions. During the periods presented in the financial statements, there have been minimal write offs of receivables. The management periodically reviews balances and historical write-offs and determined in each period presented that a bad debt allowance was not necessary.

Inventory

Inventories are primarily raw materials. Inventories are valued at the lower of, cost as determined on a first-in-first-out (FIFO) basis, or market. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. Management writes down the inventories to market value if it is below cost. Management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required. Costs of raw material inventories include purchase and related costs incurred in bringing the products to their present location and condition.

Property and Equipment

Property and equipment are stated at cost. Upon disposition, the cost and related accumulated depreciation or amortization is removed from the books, and any resulting gain or loss is included in operations. Repair and maintenance expenditures, which do not result in improvements, are charged to expense as incurred. The Company provides for depreciation using straight-line methods over the estimated useful lives of various classes as follow:

Computer and software	3 to 5 years
Furniture and fixtures	5 to 10 years
Vehicles	5 to 7 years
Machinery Equipment	3 to 10 years
Building	20 years

Long-Lived Assets

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360, Property, Plant and Equipment, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicated that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and a current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value. No impairment losses were recognized during 2013, 2012 and the nine months ended September 30, 2014.

7

Deferred Revenues

The Company typically receives advance payments on certain individual sales. These advance payments are recorded as deferred revenue on the balance sheets and reclassified as revenue on the statement of operations only after the product has been shipped and the revenue has been earned.

Income Taxes

The Company utilizes ASC Topic 740, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Revenue Recognition

Product Sales

Prime Nutrisource Inc. and NuGale Pharmaceutical Inc.’s main source of income is manufacture of nutritional supplements, food, beverage, cosmetic and animal nutrition. Prime and NuGale do not have their own products. The revenue is generated by manufacturing products to customers’ orders.

Sales are recognized when all of the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the seller’s price to the buyer is fixed or determinable; and (4) collectability is reasonably assured. Although we utilize a variety of shipping terms, our primary shipping terms are “FOB Shipping point.”

Net sales represent products at gross sales price, less estimated returns and allowances for which provisions are made at the time of sale and less certain other discounts, allowances and sales incentives. We utilize various types of sales incentives and promotions in marketing our products; including, price reductions, coupons, rebate offers, slotting fees and free product. Generally, the cost of these sales incentives and promotions, with the exception of free product, are accounted for as a direct reduction of sales. The cost of free product is classified as cost of goods sold.

During 2013, 10% of revenue was to one customer. No other individual customer or vendor accounted for as much as 10% of revenue or purchases, respectively.

Service revenue

Service revenue consisted on rent income and shipping income. The company holds and ship products on behalf of some of its customers. The company charges its customers for areas used for storing the products and charges shipping fee when requested by the customers to designated locations. The rent income is charged monthly and shipping fees charged when incurred.

Service revenue is reported on a monthly basis as services are provided, price is fixed and determinable, persuasive evidence of an arrangement exists and collectability of the resulting receivable is reasonably assured.

8

Costs of Goods Sold and Shipping and Handling Costs

Costs of goods sold include expenses incurred to acquire and produce inventory for sales, including product costs, purchasing costs, freight-in, import costs, internal transfer costs, quality assurance costs and certain warehousing, or handling costs, associated with the receiving or manufacturing of goods for sale.

Shipping and handling costs, which are not associated with the receiving or manufacturing of goods for sale are excluded from costs of goods sold. Shipping costs, included in selling expenses, were $245,119 and $233,734, respectively, for the years ended 2013 and 2012. Shipping costs for the nine months ended September 30, 2014 amounted to $193,579.

Financial Instruments

Our financial instruments, including primarily cash and cash equivalents, accounts receivable and accounts payable, when valued using market interest rates, would not be materially different from the amounts presented in the combined financial statements.

Concentration of credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist of cash and trade receivables. The Company places its cash with high credit quality financial institutions. At times such cash may be in excess of the CDIC limit. With respect to trade receivables, the Company routinely assesses the financial strength of its customers and, as a consequence, believes that the receivable credit risk exposure is limited.

Foreign Currency Translation and Other Comprehensive Income

Prime Nutrisource Inc. and NuGale Pharmaceutical Inc.’s functional currency is Canadian Dollar. Assets and liabilities are translated at period-end exchange rates and all amounts included in the statements of income and cash flows are translated using average monthly rates. Capital accounts are translated at their historical exchange rates when the capital transactions occurred. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income.

Earnings Per Share

Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

Related Parties

A party is considered to be related to the Company if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

9

Recently Issued Accounting Standards

The Company has evaluated all the recent accounting pronouncements through the filing date and believes that none of them will have a material effect on the Company.

Note 3 – Accounts Receivable

Accounts receivable balances as of September 30, 2014, December 31, 2013 and 2012 are $1,092,920, $1,532,343 and $1,380,412, respectively. Bad debt expenses during 2013 and 2012 amounted to $1,350 and $21,688, respectively. Bad debt expenses for the nine months ended September 30, 2014 and 2013 amounted to $13,118 and $1,358, respectively.

Note 4 - Inventory

Inventories consist of the following as of December 31, 2013 and 2012 and September 30, 2014:

	September 30,	December 31,
	2014	2013	2012
Raw materials	$2,494,044	$2,009,293	$546,465
Finished goods	347,784	562,667	320,360

Total inventories	$2,841,828	$2,571,960	$866,825

Note 5 - Property and Equipment, net

Property and equipment, net, consists of the following as of December 31, 2013 and 2012 and September 30, 2014:

	September 30,	December 31,
	2014	2013	2012
Computer equipment and software	$226,064	$274,961	$205,241
Furniture and Fixtures	123,283	116,784	81,342
Automobiles	82,363	85,939	139,573
Machinery and Equipment	1,515,177	1,397,535	1,011,968
Building	1,385,225	1,445,352	1,550,939
Land	675,989	705,332	756,858
Total Cost	4,048,101	4,025,903	3,745,921
Less: Accumulated Depreciation	908,407	726,217	557,180
Total, net	$3,139,694	$3,299,686	$3,188,741

Total purchases of property and equipment amounted to $666,340 and $470,946 for the years ended December 31, 2013 and 2012, respectively. Total purchase of property and equipment amounted to $194,124 and $675,526 for the nine months ended September 30, 2014 and 2013, respectively.

10

In 2013 the company sold a vehicle, resulted in a gain of $13,162 during 2013. During the same year the company transferred a vehicle's ownership to the shareholder as reduction of liability to the shareholder for the amount of $60,327.

Depreciation expenses incurred for the years ended December 31, 2013 and 2012; and the nine months ended September 30, 2014 and 2013 amounted to $284,200, $234,852, $217,308 and $206,473, respectively.

Note 6 - Intangible Asset, net

Intangible asset consist of license to import to seal oil to China obtained in December of 2013. As of September 30, 2014 and December 31, 2013 balance of the intangible assets, net of accumulated amortization were $154,415 and $179,019 respectively. Amortization expense for the nine months ended September 30, 2014 and year ended December 31, 2013 were $17,506 and $0, respectively.

Note 7 - Debt

The Company obtained mortgages from local financial institutes to finance their purchase of land and building for operation. The Company’s mortgages consisted of the followings:

	September 30,	As of December 31,
	2014	2013		2012
Bank of China	$	$			$713,873
Loan from Bank of China, due on April 1, 2030. Monthly payments with interest at 3% per annum. In April 2013, the balance was paid off.
CIBC	$649,232		$714,817	$
Loan from Bank of China – 800,000 Canadian dollars, due on April 24, 2023. Monthly payments with interest of 3% per annum. Collateral is the building.

Principal payments due less than a year are classified under “Short term debt” in current liabilities and payments due more than a year are classified under “Long term debt”. Amount for each classification as of September 30, 2014, December 31, 2013 and 2012 are as follows:

	September 30,	As of December 31,
	2014	2013	2012

Short term debt	$47,796	$49,871	$64,846

Long term debt	601,436	664,946	649,027

Total	$649,232	$714,817	$713,873

11

Payment for loan from Bank of China each following of the years are as follows:

2014	$49,871
2015	49,871
2016	49,871
2017	49,871
2018	49,871
Thereafter	$465,462

The Company repaid $36,577 and $716,882 on the debt for the nine months ended September 30, 2014 and 2013, respectively, and $725,418 and $509,618 for the years ended December 31, 2013 and 2012.

Note 8 - Income Taxes

The Company’s entities have different tax reporting periods. Prime Nutrisource Inc.’s tax year ends on January 31 and NuGale Pharmceutical Inc.’s ending period is December 31. Income tax liabilities are accrued at December 31 to estimate income tax owed and payable for each period ended.

The Company’s effective income tax rate for the nine months ended September 30, 2014 and 2013 and years ended December 31, 2013 and 2012 was 44%, 24%, 23%, and 24%, respectively. The provisions for income taxes for September 30, 2014 and 2013 and December 31, 2013 and 2012 are summarized as follows:

	September 30,		December 31,
	2014	2013	2013	2012

Current	$765,688	$816,650	$882,750	$363,798
Deferred	-	-	-	-

	$765,688	$816,650	$882,750	$363,798

Accounting for Uncertainty in Income Taxes

The Company adopted the provisions of Accounting for Uncertainty in Income Taxes on January 1, 2007. The provisions clarify the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with the standard “Accounting for Income Taxes,” and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The provisions of Accounting for Uncertainty in Income Taxes also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Based on the Company’s evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements.

The Company may from time to time be assessed interest or penalties by major tax jurisdictions. In the event it receives an assessment for interest and/or penalties, it will be classified in the financial statements as tax expense.

12

Note 9 - Equity

Prime Nutrisource, Inc. and NuGale Pharmaceutical, Inc. each has 100 common shares issued and outstanding as of September 30, 2014. The common stock has no par value with unlimited number of shares authorized. Both companies also have class A preferred stock authorized with no par value and none issued and outstanding as of September 30, 2014.

In 2013, the company made distributions totaled to $1,828,832 to the owner of the company. For the nine months ended September 30, 2014, the Company made distribution of $1,831,888 to the owner.

Note 10 – Commitments and Contingencies

The Company leased a warehouse for inventories storage from a company wholly owned by the same owner of these 3 entities combined in these financial statements. The lease is for 5 years commencing in July, 2013 and ending June, 2018. Rent expense for the nine months ended September 30, 2014 amounted to $122,689. Rent expense during 2013 and 2012 amounted to $45,050 and $0, respectively. The aggregate lease commitment is as follows:

2014	$132,267
2015	138,880
2016	145,824
2017	153,116
2018	78,425

Total	$648,512

Note 11 – Related Parties Transactions

Significant related party transactions, not otherwise disclosed, are summarized below.

Salary payable as of September 30, 2014, December 31, 2013 and 2012 amounted to $282,819, $0, and $0, respectively.

The company has cash transactions between related parties from time to time. Total borrowings from related parties amounted to $1,297,195 and $1,784,372 and total repayment to related parties amounted to $1,524,892 and $1,974,427 during 2013 and 2012. Total borrowings from related parties amounted to $347,148 and $788,197 and total repayment to related parties amounted to $354,863 and $1,132,615 for the nine months ended September 30, 2014 and 2013. Advances from related parties as of September 30, 2014, December 31, 2013 and 2012 are $152,325, $166,827, and $474,941, respectively. This balance does not bear interest and is unsecured and is due on demand.

Note 12 - Subsequent Events

Purchase Agreement to acquire Prime and NuGale.

On October 20, 2014, E-World USA Holding, Inc., a Nevada corporation (“E-World”), completed the acquisition of Prime Nutrisource, Inc., Prime Nutrisource, Inc. (New Jersey) and NuGale Pharmaceutical, Inc., recognized leaders in custom contract manufacturing of nutritional and cosmeceutical products based in Toronto, Canada.

On the Closing Date, E-World and its wholly-owned subsidiary, E-World Canada Holding, Inc., a Canadian corporation (the “Purchaser”), entered into a share purchase agreement (the “Purchase Agreement”) with Guo Yin (Wynn) Xie, Jian Long, Hong Shu Zhu, 2434689 Ontario Inc., 2434691 Ontario Inc., 2434694 Ontario Inc. (collectively, the “Vendors”), and Prime Nutrisource Inc., an Ontario corporation (“Prime”), NuGale Pharmaceutical Inc., an Ontario corporation (“NuGale”), and Prime Nutrisource Inc. (New Jersey), a New Jersey corporation (“Prime (New Jersey)” and, together with Prime and NuGale, the “Prime Corporations”).

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Pursuant to the Purchase Agreement, the Purchaser purchased from the Vendors all of the issued and outstanding shares of capital stock of each of the Prime Corporations for an aggregate purchase price (the “Purchase Price”) of: (i) C$24,780,000, plus (ii) 25,000,000 common shares of E-World. In addition, the Purchaser will issue additional shares following the completion of the Offering (as defined below) to achieve an aggregate ownership of 25% of the issued and outstanding shares of common stock of E-World immediately following the completion of the Offering.

The Purchase Price is to be paid by delivery to the Vendors of: (i) C$1,000,000 on the Closing Date; (ii) C$1,000,000 within 60 days following the Closing Date; (iii) a secured promissory note with a principal amount of C$22,780,000, and (iv) the Purchaser Shares.

The cash portion of the Purchase Price, consisting of C$2,000,000 (the “Deposit”), will be held by the Vendors in a bank account pending the repayment in full of the Note. If the Note is not repaid in full on or prior to its maturity or demand for repayment (upon the occurrence of an event of default pursuant to the terms of the Note), then: (i) 25% of the Deposit will be retained by the Vendors to compensate them for their expenses; (ii) 75% of the Deposit will be returned to the Purchaser (subject to possible setoff for additional expenses); and (iii) the Company Shares (to the extent issued) will automatically be forfeited by the Vendors.

In addition, upon request of the Purchaser, at any time prior to the Maturity Date (as defined below) of the Note, the Purchaser may elect to cause 2379338 Ontario Inc. to provide a loan to Prime for working capital purposes in the principal amount of up to $1,500,000 at an interest rate of 6% per annum.

Other

On October 16th, 2014, the owner exchanged 2.57 of the Prime Nutrisouces Inc’s Common Stocks for 2,570 Class A Preferred Stocks. Prime Nutrisouce Inc. also issued 2,913 preferred shares to the owner as repayment for the reduction of capital in the company.

On October 16th, 2014, the owner of NuGale Pharmaceutical Inc. exchanged 45.72 common shares for 45,720 class A preferred shares.

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